SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                               September 19, 2001
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-16619                73-1612389
  ------------------------   ------------------------   --------------------
  (State of Incorporation)   (Commission File Number)      (IRS Employer
                                                         Identification No.)



                     Kerr-McGee Center
                  Oklahoma City, Oklahoma                        73125
         ----------------------------------------              ---------
         (Address of principal executive offices)              (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)







Item 5.   Other Events
               On September 19, 2001, Kerr-McGee Corporation issued a press release announcing that it will hold a conference call on September 21, 2001, at 11:00 a.m. (EDT), to discuss its interim third-quarter operating and financial activities and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 646-862-1043. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Press Release dated September 19, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          KERR-MCGEE CORPORATION


                                           By:     (Deborah A. Kitchens)
                                                   -----------------------------
                                                   Deborah A. Kitchens
                                                   Vice President and Controller

Dated: September 20, 2001